                       This filed pursuant to Rule (e).
                      File Nos.: 033-34001 and 811-06068

                             MONEY MARKET SERVICES

                        ALLIANCE INSTITUTIONAL RESERVES

          - Prime Portfolio

          - Government Portfolio

          - Tax-Free Portfolio

                                   Prospectus

                                 Class A Shares

                               September 1, 1999

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
                       [DAVENPORT & CO LOGO APPEARS HERE]

 For more information about the Portfolios, the following documents are avail-able upon request:

 .Annual/Semi-Annual Reports to Shareholders
The Portfolios' annual and semi-annual reports to shareholders contain addi-tional information on the Portfolios' investments.

 .Statement of Additional Information (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquires concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:
     c/o Alliance Fund Services, Inc.
     P.O. Box 1520, Secaucus, New Jersey 07096

By phone:
     For Information and Literature: (800) 237-5822

Or you may view or obtain these documents from the SEC:

In person:
     at the SEC's Public Reference Room in
     Washington, D.C.

By phone:
     (800) SEC-0330 (for information only)

By mail:
     Public Reference Section
     Securities and Exchange Commission
     Washington, DC 20549-6009
     (duplicating fee required)

On the Internet: www.sec.gov

You also may find more information about Alliance on the Internet at: www.Alliancecapital.com.

 Table of Contents

 ------------------
  RISK/RETURN SUMMARY...................   2
   Performance and Bar Chart
   Information..........................   2
  FEES AND EXPENSES OF THE PORTFOLIOS...   4
  OTHER INFORMATION ABOUT THE
  PORTFOLIOS' OBJECTIVES, STRATEGIES,
  AND RISKS.............................   4
   Investment Objectives and
   Strategies...........................   4
   Prime Portfolio......................   4
   Government Portfolio.................   5
   Tax-Free Portfolio...................   5
   Risk Considerations..................   6
  MANAGEMENT OF THE PORTFOLIOS..........   8
  PURCHASE AND SALE OF SHARES...........   8
   How The Portfolios Value Their
   Shares...............................   8
   How To Buy Shares....................   9
   How To Sell Shares...................   9
   Other................................   9
  DIVIDENDS, DISTRIBUTIONS AND TAXES....  10
  GENERAL INFORMATION...................  10
  FINANCIAL HIGHLIGHTS..................  11

                                                               File No. 811-6068

   Alliance Institutional Reserves, Inc. consists of five distinct Portfolios. This prospectus describes the Class A shares of three of the Portfolios--the Prime Portfolio, Government Portfolio and Tax-Free Portfolios. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.
                              RISK/RETURN SUMMARY

   The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a de-tailed description of the risks of an investment in each Portfolio, after this summary.

   Objectives: The investment objectives of each Portfolio are--in the follow-ing order of priority--safety of principal, excellent liquidity and maximum current income (exempt from Federal income taxes to the extent described below in the case of the Tax-Free Portfolio) to the extent consistent with the first two objectives.

   Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by maintaining a portfolio of high-quality, U.S. dol-lar-denominated money market securities.

   The Portfolios invest primarily in the following money market securities:

   .Prime Portfolio Obligations of the U.S. Government, its agencies or in-strumentalities, obligations of certain banks and savings and loan associa-tions, asset-backed securities and high-quality securities of corporate is-suers (including adjustable rate securities).

   .Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

   .Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

   Principal Risks: The principal risks of investing in each Portfolio are:

   .Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt secu-rities.

   .Credit Risk This is the risk that the issuer or guarantor of a debt secu-rity will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obliga-tions. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

   In addition, a principal risk of investing in the Tax-Free Portfolio is:

   .Municipal Market Risk This is the risk that special factors, such as po-litical and legislative changes and local business and economic developments, may adversely affect the yield or value of the Portfolio's investments.

   Another important thing for you to note:

   An investment in the Portfolios is not a deposit in a bank and is not in-sured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

   For each Portfolio, the performance table shows the Portfolio's average an-nual total returns and the bar chart shows the Portfolio's annual total re-turns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

   .the Portfolio's average annual total returns for one and five years and the life of the Portfolio; and

   .changes in the Portfolio's performance from year to year over the life of the Portfolio.

   A Portfolio's past performance does not necessarily indicate how it will perform in the future.

   You may obtain current seven-day yield information for any Portfolio by calling (800) 237-5822.

Prime Portfolio

          PERFORMANCE TABLE

         1     5     Since
      Year Years Inception*
---------------------------
     5.54% 5.37%     5.18%
---------------------------


* Inception date: 8/30/90.                                       [BAR CHART]

                                         Calendar Year End

                                         89   90    91    92     93     94     95     96     97     98


                                         n/a  n/a  6.29%  3.98%  3.24%  4.29%  5.97%  5.42%  5.62%  5.54%

                                            During the period shown in the
                                         bar chart, the highest return for a
                                         quarter was 1.69% (quarter ending
                                         March 31, 1991) and the lowest re-
                                         turn for a quarter was .78% (quarter
                                         ending June 30, 1993).
Government Portfolio

          PERFORMANCE TABLE


         1     5     Since
      Year Years Inception**
----------------------------
     5.42% 5.26%     4.79%
----------------------------

                                                                 [BAR CHART]

                                         Calendar Year End

                                         89   90   91    92    93     94     95     96     97      98


                                         n/a  n/a  n/a  3.82%  3.16%  4.22%  5.85%  5.31%   5.51%  5.42%

                                            During the period shown in the
                                         bar chart, the highest return for a
                                         quarter was 1.46% (quarter ending
                                         June 30, 1995) and the lowest return
                                         for a quarter was .77% (quarter end-
                                         ing September 30, 1993).
Tax-Free Portfolio

          PERFORMANCE TABLE

                5     Since
     1 Year Years Inception**
-----------------------------
     3.47%  3.48%     3.41%
-----------------------------


** Inception date: 7/22/91.                                      [BAR CHART]

                                         Calendar Year End

                                         89   90   91    92    93      94     95     96     97     98


                                         n/a  n/a  n/a  3.37%  2.45%  2.83%  3.87%   3.55%   3.68%   3.47%

                                            During the period shown in the
                                         bar chart, the highest return for a
                                         quarter was .98% (quarter ending
                                         June 30, 1995) and the lowest return
                                         for a quarter was .56% (quarter end-
                                         ing March 31, 1994).


                      FEES AND EXPENSES OF THE PORTFOLIOS


This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Transaction Expenses (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         ANNUAL PORTFOLIO
                                                        OPERATING EXPENSES
                                                     ---------------------------
                                                     Prime   Government Tax-Free
                                                     -----   ---------- --------
   Management Fees..................................  .20%       .20%      .20%
   Other Expenses...................................  .04%       .09%      .08%
                                                     ----       ----      ----
   Total Portfolio Operating Expenses...............  .24%       .29%      .28%
   Expense Reimbursement*........................... (.04)%     (.09)%    (.08)%
                                                     ----       ----      ----
   Net Expenses.....................................  .20%       .20%      .20%

-----------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .20%.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                       Prime Government Tax-Free
                                                       ----- ---------- --------
  1 Year.............................................. $ 20     $ 20      $ 20
  3 Years............................................. $ 73     $ 84      $ 82
  5 Years............................................. $131     $154      $149
  10 Years............................................ $302     $359      $348

-----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

   OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS


   This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

   Please note:

   .Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

   .There can be no assurance that any Portfolio will achieve its investment objectives.

Investment Objectives and Strategies

As money market funds, the Portfolios must meet the requirements of Security and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's invest-ments. Under that Rule, each Portfolio's investments must each have a remain-ing maturity of no more than 397 days and the Portfolio must maintain an aver-age weighted maturity that does not exceed 90 days.

Prime Portfolio

   The Prime Portfolio's investments may include:

   .marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

   .certificates of deposit, bankers' acceptances, and interest-bearing sav-ings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

   .high-quality commercial paper (or if not rated, commercial paper deter-mined by Alliance to be of comparable quality) issued by U.S. or foreign com-panies and participation interests in loans made to companies that issue such commercial paper;

   .adjustable rate obligations;

   .asset-backed securities;

   .restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

   .repurchase agreements that are fully collateralized.

   The Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obliga-tions, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

   The Government Portfolio's investments may include:

   .marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

   .adjustable rate obligations; and

   .repurchase agreements that are fully collateralized.

   The Government Portfolio may commit up to 15% of its net assets to the pur-chase of when-issued U.S. Government securities.

   As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Tax-Free Portfolio

   The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. The Portfolio's income may be subject to state or local income taxes.

   The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax.

   Municipal Securities. The Tax-Free Portfolio's investments in municipal se-curities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of var-ious seasonal revenues, bond anticipation notes, and tax-exempt commercial pa-per. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenues of a particular facility or a specific excise or other source.

   The Tax-Free Portfolio may invest in adjustable rate obligations whose in-terest rates are adjusted either at predesignated periodic intervals or when-ever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Variable rate securities purchased may in-clude participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total as-sets of more than $1 billion.

   The Tax-Free Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

   The quality and liquidity of the Tax-Free Portfolio's investments in munic-ipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. The Portfolio con-tinuously monitors the credit quality of third parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfo-lio's share price.

   The Tax-Free Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its in-vestment in stand-by commitments to comprise a significant portion of its in-vestments. The Portfolio may commit up to 15% of its net assets to the pur-chase of when-issued securities.

   Taxable Investments. The Tax-Free Portfolio may invest in taxable instru-ments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial pa-per, and repurchase agreements.

Risk Considerations

   The Portfolios' principal risks are interest rate risk and credit risk. Be-cause the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios in-vest in securities with short maturities and seek to maintain a stable net as-set value of $1.00 per share, it is possible, though unlikely, that an in-crease in interest rates would change the value of your investment.

   Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

   The Portfolios may invest up to 10% of their net assets in illiquid securi-ties. Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securi-ties also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

   The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and au-diting standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

   The Portfolios also are subject to management risk because they are ac-tively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

   The Tax-Free Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's invest-ments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securi-ties with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

   Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and inoperability at or after the year 2000. The

Portfolios and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Portfolios and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems em-ployed by the Portfolios or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a sig-nificant negative impact on the Portfolios' operations and the services that are provided to the Portfolios' shareholders. To the extent that the opera-tions of issuers of securities held by the Portfolios are impaired by the Year 2000 problem, the value of the Portfolios' shares may be materially affected. In addition, for the Portfolios' investments in foreign markets, it is possi-ble that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

   The Year 2000 issue is a high priority for the Portfolios and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-in-formation technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Manage-ment Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission criti-cal systems (those systems where loss of their function would result in imme-diate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and nonmission critical systems and applications have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's test-ing schedule. Alliance reports that it expects that all testing will be com-pleted before the end of 1999.

   Alliance has remediated, replaced or retired all of its non-compliant mis-sion critical systems and applications that can affect the Portfolios. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replace-ment and retirement of some of its systems, Alliance has completed these test-ing phases for 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission crit-ical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related tech-nology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

   The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately

$36.0 million of costs related to the Year 2000 initiative. At this time, man-agement of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

   There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Portfolios and their major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Portfolios and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant com-puter systems and applications used by the Portfolios or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Portfolios and their service providers may be unable to conduct their normal business op-erations and to provide shareholders with required services. In addition, the Portfolios and their service providers may incur unanticipated expenses, regu-latory actions and legal liabilities. The Portfolios and Alliance cannot de-termine which risks, if any, are most reasonably likely to occur or the ef-fects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent per-mitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Dis-closure Act, 15 U.S.C. Sec. 1 (1998).
                         MANAGEMENT OF THE PORTFOLIOS

   The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 1999 totaling more than $321 billion (of which more than $140 billion represented assets of investment companies). As of June 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 reg-istered investment companies, managed by Alliance, comprising 120 separate in-vestment portfolios, currently have more than 4.5 million shareholder ac-counts.

   Alliance provides investment advisory services and order placement facili-ties for the Portfolios. For these advisory services, each Portfolio paid Al-liance, for the fiscal year ended April 30, 1999, as a percentage of average daily net assets, .20%.

   Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate broker-dealers, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Portfolios, including paying for the preparation, print-ing, and distribution of prospectuses and sales literature or other promo-tional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class A shares and Class B and Class C shares, which are not offered in this prospectus.
                          PURCHASE AND SALE OF SHARES


How the Portfolios Value Their Shares

   Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calcu-lated at 12:00 noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed) except for the Tax-Free Portfolio, which is calculated at 12:00 noon, Eastern time.

   To calculate NAV, the Portfolios' assets are valued and totaled, liabili-ties subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, re-gardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

   .Initial Investment

   Instruct your Investment Executive to use the Prime Portfolio, Government Portfolio or Tax-Free Portfolio in conjunction with your brokerage account. These Portfolios are available to accounts in which Davenport & Company LLC ("Davenport") serves as the Registered Investment Adviser.

   .Subsequent Investments

   By Check through Davenport & Company LLC.

   Mail or deliver your check made payable to Davenport to your Investment Ex-ecutive who will deposit it into the Fund(s). Please indicate your account number on the check.

   .By Sweep

   Davenport offers an automatic "sweep" for the Portfolios in the operation of brokerage accounts for its customers. If you qualify for the sweep arrange-ment, Davenport will, on a daily basis, sweep into your account all available credit balances.

   .By Contacting Your Investment Executive

   Available credit balances on your brokerage account from proceeds of your securities sales from any other source can be moved into your Fund account by contacting your Investment Executive specifically each time there is a cash balance.

   If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following re-ceipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

   .By Contacting Your Investment Executive

   Instruct your Investment Executive to make a withdrawal from your Fund ac-count to purchase securities or to issue a Davenport & Company LLC check.

   .By Sweep

   If you qualify for the "sweep", Davenport & Company LLC will automatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your account for any reason.

   Redemption proceeds are normally mailed by Davenport on settlement date, but in no event later than the next business day, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Secu-rities and Exchange Commission or to certain other unusual conditions.

Other

   Each Portfolio, except the Tax-Free Portfolio, has two transaction times each Portfolio business day, 12:00 Noon and 4:00p.m., Eastern time. The Tax-Free Portfolio has one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the in-vestor's telephone order is received by AFS by 4:00 p.m., Eastern time, for the Prime or Government Portfolio and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. For the Tax-Free Portfolio, investments receive the full dividend for a day if the investor's telephone order is received by AFS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day.

   Redemption proceeds are normally wired the same business day if a redemp-tion request is received by AFS prior to 4:00 p.m., Eastern time, for the Prime or Government Portfolios and 12:00 Noon, Eastern Time, for the Tax-Free Portfolio, but in no event later than seven days, unless redemptions have been suspended or post-poned due to the determination of an "emergency" by the Securities and Ex-change Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

   A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial in-termediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Port-folios.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

   Distributions of tax-exempt interest income earned by the Tax-Free Portfo-lio are not subject to Federal income tax (other than the alternative minimum tax as described above), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the alternative minimum tax will be a tax preference item for pur-poses of the Federal individual and corporate alternative minimum tax.

   Each year shortly after December 31, the Portfolios will send you tax in-formation stating the amount and type of all of its distributions for the year.
                              GENERAL INFORMATION

   The Portfolios reserve the right to close an account that through redemp-tion is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

   During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instruc-tions to AFS. AFS is not responsible for the authenticity of telephone re-quests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses re-sulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand a Portfo-lio's financial performance for the past five years (or, if shorter, the pe-riod of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table repre-sents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by McGladrey & Pullen, LLP, the Portfolios' inde-pendent auditors, whose report, along with the Portfolios' financial state-ments, appears in the SAI, which is available upon request.

                                                 PRIME PORTFOLIO
                                        --------------------------------------
                                               Year Ended April 30
                                        --------------------------------------
                                         1999    1998    1997    1996    1995
                                        ------  ------  ------  ------  ------
Net asset value, beginning of period..   $1.00   $1.00   $1.00   $1.00   $1.00
                                        ------  ------  ------  ------  ------
Income From Investment Operations
Net investment income (a).............   .0518   .0552   .0530   .0560   .0502
Net gains or losses on securities.....   .0000   .0000   .0000   .0000   .0000
                                        ------  ------  ------  ------  ------
Total from investment operations......   .0518   .0552   .0530   .0560   .0502
                                        ------  ------  ------  ------  ------
Less: Distributions
Dividends.............................  (.0518) (.0552) (.0530) (.0560) (.0502)
Distributions.........................   .0000   .0000   .0000   .0000   .0000
                                        ------  ------  ------  ------  ------
Total distributions...................  (.0518) (.0552) (.0530) (.0560) (.0502)
                                        ------  ------  ------  ------  ------
Net asset value, end of period........   $1.00   $1.00   $1.00   $1.00   $1.00
                                        ======  ======  ======  ======  ======
Total Return
Total investment return based on net
 asset value (b)......................    5.31%   5.68%   5.44%   5.76%   5.15%
Ratios/supplemental Data
Net assets, end of period (in
 millions)............................  $1,671  $1,765    $867    $493    $198
Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements......................     .20%    .20%    .20%    .20%    .20%
 Expenses, before waivers and
  reimbursements......................     .24%    .24%    .29%    .32%    .36%
 Net investment income (a)............    5.16%   5.52%   5.31%   5.54%   5.24%
-------------------------------------------------------------------------------

(a)Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                            GOVERNMENT PORTFOLIO
                                     --------------------------------------
                                            Year Ended April 30
                                     --------------------------------------
                                      1999    1998    1997    1996    1995
                                     ------  ------  ------  ------  ------
Net asset value, beginning of
 period............................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                     ------  ------  ------  ------  ------
Income from Investment Operations
Net investment income (a)..........   .0505   .0543   .0519   .0552   .0493
Net gains or losses on securities..   .0000   .0000   .0000   .0000   .0000
                                     ------  ------  ------  ------  ------
Total from investment operations...   .0505   .0543   .0519   .0552   .0493
                                     ------  ------  ------  ------  ------
Less: Distributions
Dividends..........................  (.0505) (.0543) (.0519) (.0552) (.0493)
Distributions......................   .0000   .0000   .0000   .0000   .0000
                                     ------  ------  ------  ------  ------
Total distributions................  (.0505) (.0543) (.0519) (.0552) (.0493)
                                     ------  ------  ------  ------  ------
Net asset value, end of period.....  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                     ======  ======  ======  ======  ======
Total Return
Total investment return based on
 net asset value (b)...............    5.18%   5.58%   5.33%   5.67%   5.06%
Ratios/Supplemental Data
Net assets, end of period (in
 millions).........................    $394    $275    $327    $151    $104
Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements...................     .20%    .20%    .20%    .20%    .20%
 Expenses, before waivers and
  reimbursements...................     .29%    .28%    .35%    .36%    .38%
 Net investment income (a).........    5.01%   5.43%   5.22%   5.50%   4.94%
-------------------------------------------------------------------------------
(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

                                             TAX-FREE PORTFOLIO
                                     --------------------------------------
                                            Year Ended April 30
                                     --------------------------------------
                                      1999    1998    1997    1996    1995
                                     ------  ------  ------  ------  ------
Net asset value, beginning of
 period............................  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                     ------  ------  ------  ------  ------
Income from Investment Operations
Net investment income (a)..........   .0321   .0363   .0347   .0372   .0326
Net unrealized loss on
 investments.......................   .0000   .0000   .0000   .0000  (.0048)
Net gains or losses on securities..   .0000   .0000   .0000   .0000   .0000
                                     ------  ------  ------  ------  ------
Total from investment operations...   .0321   .0363   .0347   .0372   .0278
                                     ------  ------  ------  ------  ------
Less: Distributions
Dividends..........................  (.0321) (.0363) (.0347) (.0372) (.0326)
Distributions......................   .0000   .0000   .0000   .0000   .0000
                                     ------  ------  ------  ------  ------
Total distributions................  (.0321) (.0363) (.0347) (.0372) (.0326)
                                     ------  ------  ------  ------  ------
Add: Capital Contribution
Capital contributed by the
 Adviser...........................   .0000   .0000   .0000   .0000   .0048
                                     ------  ------  ------  ------  ------
Net asset value, end of period.....  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00
                                     ======  ======  ======  ======  ======
Total Return
Total investment return based on
 net asset value (b)...............    3.26%   3.70%   3.53%   3.79%   3.31%(c)
Ratios/Supplemental Data
Net assets, end of period (in
 millions).........................    $256    $294    $183    $184     $36
Ratio to average net assets of:
 Expenses, net of waivers and
  reimbursements...................     .20%    .20%    .20%    .20%    .20%
 Expenses, before waivers and
  reimbursements...................     .28%    .28%    .33%    .48%    .76%
 Net investment income (a).........    3.22%   3.61%   3.46%   3.73%   3.31%

--------------------------------------------------------------------------------

(a) Net of expenses reimbursed or waived by Alliance.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.
(c) Capital contributed by the Adviser had no material effect on net asset value, and therefore, no effect on total return.